EXECUTION COPY
(I) EXTENSION, AMENDMENT AND LIMITED CONDITIONAL WAIVER TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, AND (II) JOINDER TO AND MODIFICATION OF GUARANTY AND SECURITY AGREEMENTS
This (I) EXTENSION, AMENDMENT AND LIMITED CONDITIONAL WAIVER TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND (II) JOINDER TO AND MODIFICATION OF GUARANTY AND SECURITY AGREEMENTS (this “Amendment”) dated as of February 13, 2026 (the “Amendment Effective Date”), is entered into by and among ANDERSEN TAX LLC, a Delaware limited liability company ("Borrower"), ANDERSEN AGGREGATOR LLC, a Delaware limited liability company (“Aggregator”), and ANDERSEN TAX HOLDINGS LLC, a Delaware limited liability company (“Holdings” and collectively with Aggregator, the “Joining Guarantors” and each, a “Joining Guarantor”), and JPMORGAN CHASE BANK, N.A., as successor-in-interest to First Republic Bank (the “Lender”).
RECITALS
A.     Borrower and Lender are parties to that certain SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of May 12, 2017 (as amended hereby and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and in connection therewith, Borrower executed in favor of Lender that certain EIGHTH AMENDED AND RESTATED PROMISSORY NOTE (LINE OF CREDIT – PRIME RATE ADJUSTABLE – INTEREST ONLY), dated as of October 22, 2024 (as amended hereby and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Note”).
B.    In connection with the Loan Agreement and Note, each of MD MANAGEMENT, LLC, a Delaware limited liability company, and MD INVESTMENT, LLC, a Delaware limited liability company (together, the “MD Guarantors”), entered into and was a party to a CONTINUING GUARANTY OF PAYMENT AND PERFORMANCE, dated as of May 12, 2017 (as amended hereby and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Guaranties” and each a “Guaranty”), in favor of Lender, and a SECURITY AGREEMENT (ALL ASSETS), dated as of May 12, 2017 (as amended hereby and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Security Agreements” and each a “Security Agreement” and collectively with the Guaranties, the “Guarantor Agreements” and each a “Guarantor Agreement” ), with Lender.
C.    On or about December 16, 2025, in connection with certain transactions relating to the initial public offering of ANDERSEN GROUP INC., a Delaware corporation (“AGI”), the MD Guarantors were merged with and into Aggregator, with Aggregator being the surviving company (the “Merger”). Pursuant to applicable law and the Guarantor Agreements, Aggregator as successor to the MD Guarantors, is a party to each of the Guaranty Agreements, responsible for all of the obligations, covenants and liabilities under the Guaranty Agreements to the same extent as the MD Guarantors prior to the Merger (the “Continuing Guaranty”).
DM3\22316354.6

D.    The Borrower has requested an extension of the Maturity Date, certain amendments to the Loan Agreement and a conditional waiver of certain anticipated Events of Default under Section 3.4 and Section 6 of the Loan Schedule with respect to (i) the “Liquidity” financial covenant for the Fiscal Quarter ending December 31, 2025, and (ii) the “Profitability” financial covenant for the Fiscal Year ending December 31, 2025 (collectively, the “Anticipated Events of Default”).
E.    The Lender is willing to accommodate the Borrower’s request upon the joinder of the Joining Guarantors to the Guarantor Agreements and subject to the terms and conditions of this Amendment.
Accordingly, the parties intending to be bound hereby agree as follows:
1.    Defined Terms; Interpretation. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Loan Agreement, if defined therein.
2.    Maturity Date Extension. Pursuant to the terms of the Second Allonge to the Eighth Amended and Restated Promissory Note, dated even date herewith (the “Allonge”), the Maturity Date of the Note shall be extended to June 30, 2026.
3.     Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
(a)    Section 7 of the Loan Schedule (Exhibit C) is hereby amended and restated in its entirety to read as follows:
“7.    Accounting.

“7.1    Annual Financial Statements. Within 120 days after the end of each of Borrower's fiscal years, Borrower shall deliver to Lender a balance sheet, a statement of profit and loss and a statement of cash flows for such fiscal year, which shall comply with the following requirements: All annual financial statements shall be prepared in accordance with GAAP, consistently applied, shall be audited by an independent public accountant reasonably satisfactory to Lender and shall be certified by Borrower's chief financial officer or by another officer or agent of Borrower acceptable to Lender.

“7.2    Quarterly Financial Statements. Within 75 days after the close of each of the first three calendar quarters of Borrower's fiscal year, Borrower shall deliver to Lender a balance sheet, a statement of profit and loss and a statement of cash flows for such calendar quarter and the fiscal year to date, which shall comply with the following requirements: All quarterly financial statements shall be prepared in accordance with GAAP, consistently applied (except for year end adjustments and notes), and shall be certified by Borrower's chief financial officer or by another officer or agent of Borrower acceptable to Lender.

“7.3    Accounts Receivable Aging Report. Within 75 days after the close of the first three calendar quarters of Borrower's fiscal year, Borrower shall deliver to Lender an accounts receivable aging report as of the end of such quarter, which shall comply with the following requirements: All reports shall be in a form and contain such detail as is reasonably satisfactory to Lender and shall be certified by Borrower's chief financial officer or another officer or agent of Borrower acceptable to Lender.

“7.4    Compliance Certificate. Within 75 days after the close of the first three calendar quarters of Borrower's fiscal year, Borrower shall deliver to Lender a certificate of an executive officer of Borrower in the form of Exhibit D hereto. Within 120 days after the end of each of Borrower's fiscal years, Borrower shall deliver to Lender a certificate of an executive officer of Borrower in the form of Exhibit D hereto. Such certificate shall in all instances be certified by Borrower's chief financial officer or another executive officer of Borrower.”

4.    Limited Waiver. Subject to the terms and conditions contained herein, Lender waives the Anticipated Events of Default if the conditions set forth in the following Sections 4(a) and (b) are met to the satisfaction of Lender, as determined in its sole discretion. This Amendment provides for a specified limited conditional waiver only and shall not constitute a waiver by Lender of (i) any Anticipated Event of Default if the required conditions are not fully satisfied, (ii) any other Default or other Event of Default or (iii) any other breach or violation of the Loan Agreement or any of the other Loan Document, other than those expressly identified in this Section 4. In addition, the waiver granted hereby shall not be deemed to constitute or establish a custom or practice on the part of Lender.
(a)    Liquidity Covenant. The Lender hereby waives the Borrower’s compliance with Section 3.4 of the Loan Agreement solely as applicable to the “Liquidity” financial covenant set forth in Section 6 of the Loan Schedule (Exhibit C) for the calendar quarter ending December 31, 2025, but only if the Borrower shall have maintained for such quarter unencumbered Liquid Assets (other than the security interests granted by Borrower in favor of Lender) equal to or greater than 1.125 times the amount of all Liquidity Indebtedness for such calendar quarter.
(b)    Profitability Covenant. The Lender hereby waives the Borrower’s compliance with Section 3.4 of the Loan Agreement solely as applicable to the “Profitability” financial covenant set forth in Section 6 of the Loan Schedule (Exhibit C) for the fiscal year ending December 31, 2025, but only if the Borrower shall have maintained a net after-tax profit of not less than $1.00 for such fiscal year, excluding Restructuring Charges and Non-Cash Stock-Based Compensation Charges from the calculation.
(c)     For purposes of the foregoing paragraph (b):
(i)     “Restructuring Charges” means all one-time non-recurring charges, accruals, reserves, costs and expenses caused by or attributable to any restructuring, reconfiguration, conversion, merger, consolidation, closure, start-up, integration, termination, transition of any business, facility, function, product, equipment or other asset or property or in respect of any acquisition, disposition or other transaction that was incurred or engaged in as part of, in furtherance of or in connection with the initial public offering of Andersen Group Inc.; and
(ii)    “Non-Cash Stock-Based Compensation Charges” means the non-cash expense resulting from the issuance of restricted shares, stock options and other awards as part of, in furtherance of or in connection with the initial public offering of Andersen Group Inc.
5.    Joinder to and Modification of Guarantor Agreements.
(a)     Without limiting the legal effect of the Merger and the Continuing Guaranty, effective on and after the effective date of the Merger, each Joining Guarantor by its signature below on this Amendment, joins, becomes a party to, is bound by and is the “Guarantor” under the Guaranties with the same force and effect as if originally named therein as a “Guarantor.” Each Joining Guarantor hereby (a) agrees that it is bound by all of the covenants, terms and provisions of the Guaranties and (b) makes the representations and warranties therein, and represents and warrants that all of the representations and warranties therein are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Without limiting the generality of the foregoing, each Joining Guarantor shall be subject to the waiver and release provisions in Section 6 of each Guaranty and the subordination provision in Section 8 of each Guaranty.
(b)    Without limiting the legal effect of the Merger and the Continuing Guaranty, effective on and after the effective date of the Merger, each Joining Guarantor by its signature below on this Amendment, joins, becomes party to, is bound by and is the “Guarantor” under the Security Agreements with the same force and effect as if originally named therein as the “Guarantor.” Each Joining Guarantor (a) agrees to all of the covenants, terms and provisions of the Security Agreements and (b) makes the representations and warranties therein, and represents and warrants that the representations and warranties therein are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Without limiting the generality of the foregoing, each Joining Guarantor irrevocably appoints Lender as its attorney in fact as set forth in Section 10 of the Security Agreements.
(c)    In furtherance of the foregoing, effective on and after the effective date of the Merger, each Joining Guarantor (i) jointly and severally with each other each Joining Guarantor, and as more fully set forth in the Guaranties, unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranties), and (ii) and as more fully set forth in the Security Agreements, grants to Lender a continuing valid, first priority security interest in all of its right, title and interest in the Collateral (as defined in the Security Agreements), now owned or hereafter acquired by it, to secure payment and performance of the Secured Obligations (as defined in the Security Agreements).
(d)    Any reference in the Guarantor Agreements or any other Loan Document to a “Guarantor” or the “Guarantors” or any other term that was intended to mean or include one or both of the MD Guarantors shall for all purposes on and after the effective date of the Merger mean and include the Joining Guarantors and each of them.
6.    Conditions Precedent to Effectiveness. This Amendment shall not become effective until each of the following conditions precedent shall have been satisfied (each dated as of the date hereof unless otherwise noted below):
(a)    All of the representations and warranties of Borrower under Section 9 hereof and of each Joining Guarantor under Sections 5 and 10 hereof, which are made as of the date hereof, are true and correct;
(b)    Lender shall have received from Borrower and each Joining Guarantor a duly executed counterpart of this Amendment;
(c)    Lender shall have received the duly executed Allonge and Loan Party Certificate, dated as of the date hereof;
(d)    Lender shall have received payment of all costs and expenses (including attorney fees and costs) incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith under Section 6.5 of the Loan Agreement;
(e)     No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment; and
(f)    Lender shall have received such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents that Lender may reasonably require, if any.
7.    Reaffirmation. Without limiting its obligations under or the provisions of the Loan Agreement, as amended by this Amendment, and the other Loan Documents, as amended by this Amendment, Borrower and Aggregator each hereby (a) affirms and confirms its pledges, grants, indemnification obligations and other commitments and obligations under the Loan Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Amendment, (b) agrees that each Loan Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the Loan Agreement shall continue to be in full force and effect following the effectiveness of this Amendment and (c) confirms that all of the Liens and security interests created and arising under the Security Agreements remain in full force and effect, and are not released or reduced, as collateral security for the Obligations.

8.    Post-Closing Covenants. On or before April 14, 2026 (the “Post-Closing Deadline”), each of AGI and AT UMBRELLA LLC, a Delaware limited liability company (together, the “Post-Closing Joining Guarantors”), shall enter into, execute and deliver to Lender a joinder to each of the Guaranty Agreements, whereby each Post-Closing Joining Guarantor by its signature shall join, become party to, be bound by, and be a “Guarantor” under, the Guaranty Agreements with the same force and effect as if originally named therein as the “Guarantor.” In addition, on or before the Post-Closing Deadline and together with (or prior to providing) the applicable joinder documents, (i) the Post-Closing Joining Guarantors shall deliver to Lender such certificates, resolutions, consents and other documents and agreements as Lender shall require to evidence that the Post-Closing Joining Guarantors have the requisite power and authority, and have taken all necessary action to authorize each, to enter into, execute, deliver and perform the joinders, related agreements and Guaranty Agreements, and (ii) the Post-Closing Joining Guarantors and the Joining Guarantors shall deliver to Lender evidence that each of them has sufficient insurance coverage acceptable to Lender.  Any agreements, certificates, resolutions, consents and other documents or evidence required under this section to be delivered to Lender shall be in form and substance satisfactory to Lender in its sole discretion. For the avoidance of doubt, a default under this Section 8 shall be an immediate Event of Default under the Loan Agreement notwithstanding that the Borrower does not control the Post-Closing Joining Guarantors.
9.    Expenses. Without limiting its obligations under the Loan Agreement, Borrower jointly and severally shall pay all reasonable and documented (exclusive of any privileged or confidential information) out-of-pocket costs and expenses of Lender (including attorney fees and costs) in connection with the preparation, negotiation, execution and delivery of this Amendment, the Allonge and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (the “Transaction Documents”).
10.    Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment:
(a)     Borrower has the limited liability company power and authority to execute and deliver this Amendment and the Transaction Documents to which it is a party (and perform its respective obligations hereunder and thereunder). Each of this Amendment and the other Transaction Documents to which Borrower is a party have been duly authorized by Borrower. This Amendment, the Transaction Documents to which Borrower is a party, and the Loan Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity;
(b)     Each representation and warranty of Borrower set forth in the Loan Agreement and in each of the other Loan Documents to which Borrower is a party is hereby restated and affirmed as true and correct in all material respects (without duplication of any materiality qualifier) as of the date hereof as though made on and as of such date (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(c)    Except for the Anticipated Events of Default, no Default or Event of Default has occurred and is continuing. No Default or Event of Default shall exist after giving effect to this Amendment.
11.    Representations and Warranties of Each Joining Guarantor. Each Joining Guarantor hereby represents and warrants to Lender, which representations and warranties shall survive the execution and delivery hereof:
(a)    It has the limited liability company or corporate, as the case may be, power and authority to execute and deliver this Amendment and the Transaction Documents to which it is a party (and perform its respective obligations hereunder and thereunder). Each of this Amendment and the other Transaction Documents to which it is a party has been duly authorized by it. This Amendment, the Transaction Documents and the Guaranty Agreements (as amended by this Amendment) constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity;
(b)     The representations and warranties made by the MD Guarantors in the Loan Documents, including the Guaranty Agreements, are true and correct in all material respects (without duplication of any materiality qualifier) as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(c)    Except for the Anticipated Events of Default, no Default or Event of Default has occurred and is continuing. No Default or Event of Default shall exist after giving effect to this Amendment.
Borrower and each Joining Guarantor acknowledge that Lender is specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Lender in entering into this Amendment.
12.    Release. As further consideration for Lender’s agreement to grant the accommodations set forth herein, Borrower and each Joining Guarantor each hereby waive and release and forever discharge Lender and its affiliates and its and their officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Borrower or any Joining Guarantor may have against Lender arising out of or relating to the Obligations, this Amendment or the Loan Documents, in any case for, upon, or by reason of any circumstance, action or cause which arises at any time on or prior to the date of this Amendment.
13.    Miscellaneous.

(a)    This Amendment, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written. This Amendment is made and entered into pursuant to and in accordance with Section 6.12 of the Loan Agreement.
(b)    On and after the effectiveness of this Amendment, each reference in the Loan Agreement or the Guaranty Agreements to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall include (in addition to the Loan Agreement or the Guaranty Agreements, as applicable) this Amendment. The term “Loan Documents” as defined in Article 1 of the Loan Agreement shall include (in addition to the Loan Documents described in the Loan Agreement) this Amendment and the other Transaction Documents. Any default under this Amendment, shall, subject to any applicable cure period, be an Event of Default under the Loan Agreement.
(c)    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of this executed Amendment maintained by Lender shall deemed to be originals.
(d)     Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not, directly or indirectly, operate as a waiver of any right, power or remedy of Lender under any Loan Documents or a waiver of, or agreement to forbear by Lender with respect to, any Default or Event of Default, or constitute a course of dealing or other basis for altering any obligation of Borrower, any Joining Guarantor or any other party to any Loan Document or any other Person or any right, privilege or remedy of Lender in any Loan Document.
(e)     This Amendment shall be binding upon Borrower, each Joining Guarantor, and Lender and its successors and assigns, and shall inure to the benefit of Borrower, each Joining Guarantor, Lender and the successors and assigns of Lender.
(f)     The provisions of the Loan Agreement contained in Section 6.20 and Section 6.21 are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
[Signature pages follow]
13.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
ANDERSEN TAX LLC

By: ______________________________
Name: Mark L. Vorsatz
Title: Chief Executive Officer

ANDERSEN AGGREGATOR LLC

By: ______________________________
Name: Mark L. Vorsatz
Title: Chief Executive Officer

ANDERSEN TAX HOLDINGS LLC

By: ______________________________
Name: Mark L. Vorsatz
Title: Chief Executive Officer

                JPMORGAN CHASE BANK, N.A. (as
successor-in-interest to First Republic Bank)

By:_____________________________
Name: Hannah Cook
Title: Associate